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                                                                    EXHIBIT 99.1

            SECOND AMENDMENT, dated as of March 1, 2006 ("SECOND AMENDMENT"), to the LOAN AND SECURITY AGREEMENT, dated as of November 1, 2000 (as amended, the "LSA"), between MIM FUNDING LLC, a Delaware limited liability company (together with its successors and assigns, the "PURCHASER") and HFG HEALTHCO-4 LLC (the "LENDER"). Unless otherwise defined herein, terms in the LSA are used herein as therein defined.

            The Provider and the Purchaser wish to amend the LSA to increase the Revolving Commitment thereunder.

            Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

            SECTION 1. AMENDMENT TO LSA

            Effective as of the Effective Date, Section 1.02(a) of the Original LSA is hereby amended by (i) deleting the figure "$45,000,000" appearing on the second line thereof, and (ii) substituting therefor the figure "$65,000,000".

            SECTION 2. CONDITIONS PRECEDENT

            This Second Amendment shall not become effective (the "EFFECTIVE DATE") until the following conditions have been satisfied in full or waived in writing by the Purchaser and the Lender as its assignee:

            (a) The Lender shall have received fully executed counterparts of this Second Amendment;

            (b) The Lender shall have received fully executed counterparts of the waiver to the RPTA being executed on the date hereof; and

            (c) The Program Manager shall have shall have received the fee contemplated under Section 1.02(d) of the Loan Agreement with respect to the increase of the Revolving Commitment effectuated hereunder in immediately available funds.

            SECTION 3. MISCELLANEOUS

            3.1 The Borrower hereby certifies, represents and warrants that, except as to the matters previously disclosed in the public filings of BioScrip, Inc. (formerly known as MIM Corporation) (i) the representations and warranties in the LSA are true and correct, with the same force and effect as if made on such date, except as they may specifically refer to an earlier date, in which case they were true and correct as of the date initially made,(ii) no unwaived Default or Event of Default has occurred or is continuing (nor any event that but for notice or lapse of time or both would constitute a Default or Event of Default, (iii) the Lender has the power and authority to execute and deliver this Second Amendment, and (iv) no consent of any other person and no action of, or filing with any governmental or public body or authority is required to authorize, or is

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otherwise required in connection with the execution and performance of this
Second Amendment, other than such that have been obtained.

            3.2 The terms "Agreement", "hereof", "herein" and similar terms as used in the LSA shall mean and refer to, from and after the effectiveness of this Second Amendment, the LSA as amended by this Second Amendment, and as it may in the future be amended, restated, modified or supplemented from time to time in accordance with its terms. Except as specifically agreed herein, the LSA is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms.

            3.3 THIS SECOND AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

            3.4 This Second Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

            3.5 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

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            IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          MIM FUNDING LLC

                                          By: /s/ Barry A. Posner
                                              ----------------------------------
                                                  Name:  Barry A. Posner
                                                  Title: EVP and General Counsel

                                          HFG HEALTHCO-4 LLC
                                          By: HFG Healthco-4, Inc., a member

                                          By: /s/ David Hyams
                                              ----------------------------------
                                                  Name:
                                                  Title:

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